Exhibit 10.2
EXECUTION VERSION
AMENDMENT AND RESTATEMENT AND
RESIGNATION AND APPOINTMENT AGREEMENT
     This AMENDMENT AND RESTATEMENT AND RESIGNATION AND APPOINTMENT AGREEMENT dated as of October 26, 2009 (this “Agreement”), is entered into by and among FERRO CORPORATION, an Ohio corporation (the “Company”), the several banks and other financial institutions or entities listed on the signature pages hereto as Lenders (collectively, the “Signing Lenders”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), as Term Loan Administrative Agent, NATIONAL CITY BANK (“National City”), as resigning Revolving Loan Administrative Agent (in such capacity, “Resigning Agent”) and as Collateral Agent, and PNC BANK, NATIONAL ASSOCIATION (“PNC Bank”), as successor Revolving Loan Administrative Agent (in such capacity, “Successor Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement (as defined below).
W I T N E S S E T H:
     WHEREAS, the Company, certain Subsidiaries of the Company, the Lenders from time to time party thereto, Credit Suisse, as Term Loan Administrative Agent, National City, as Revolving Loan Administrative Agent and as Collateral Agent, Keybank National Association, as Documentation Agent, and Citigroup Global Markets, Inc., as Syndication Agent have entered into the Amended and Restated Credit Agreement dated as of June 8, 2007 (as otherwise amended, restated, supplemented, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);
     WHEREAS, the Company has requested that the Existing Credit Agreement be amended to, among other things, (a) provide for Extended Revolving Loan Commitments (as defined below) and (b) permit Extended Revolving Loan Lenders (as defined below) to convert a portion of their Original Revolving Loans into New Term Loans in an aggregate principal amount of up to $100,000,000;
     WHEREAS, each existing Lender with Original Revolving Loan Commitments (an “Original Revolving Loan Lender”) that executes and delivers a signature page to this Agreement (an “Extended Revolving Loan Lender”) will be deemed upon the Second Restatement Effective Date (as defined below) to have agreed to the terms of this Agreement and to have made an Extended Revolving Loan Commitment in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Original Revolving Loan Lender’s existing Revolving Loan Commitment immediately prior to the Second Restatement Effective Date (“Original Revolving Loans”);
     WHEREAS, each Extended Revolving Loan Lender shall also have the option to convert a portion of its Original Revolving Loans into New Term Loans and each Extended Revolving Loan Lender that executes and delivers a signature page to this Agreement (a “New Term Loan Lender”) will be deemed upon the Second Restatement Effective Date to have agreed to the terms of this Agreement and be deemed to have converted a portion of its Original Revolving Loans into New Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Original Revolving Loan Lender’s Original Revolving Loans that are not otherwise converted into Extended Revolving Loans; and
     WHEREAS, pursuant to Section 9.4 of the Existing Credit Agreement, National City desires to resign as Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents;

     WHEREAS, the Company and the Required Lenders desire to ratify the appointment of PNC Bank as successor Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents, and the Successor Agent wishes to accept such appointment; and
     WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend and restate the Existing Credit Agreement, the Extended Revolving Loan Lenders are willing to convert their Original Revolving Loan Commitments into Extended Revolving Loan Commitments as contemplated hereby and the New Term Loan Lenders are willing to convert their Original Revolving Loans into New Term Loans as contemplated hereby, in each case, on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, the parties hereto hereby agree and covenant as follows:
     SECTION 1. Amendment and Restatement of the Existing Credit Agreement. The parties hereto agree that the Existing Credit Agreement (and, to the extent provided in Exhibit B, any exhibits and schedules thereto) shall be amended and restated on the Second Restatement Effective Date such that, on the Second Restatement Effective Date, the terms set forth in the Second Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Restated Credit Agreement”) shall replace the terms of the Existing Credit Agreement.
     SECTION 2. Extended Revolving Loan Commitments.
     (a) Subject to the terms and conditions set forth herein, (i) each Extended Revolving Loan Lender agrees to make Extended Revolving Loan Commitments to the Borrowers on the Second Restatement Effective Date in an amount equal to its Extended Revolving Loan Commitment (as defined below) and (ii) each Extended Revolving Loan Lender agrees to convert on the Second Restatement Effective Date the aggregate amount of its Original Revolving Loans into Extended Revolving Loans to the extent that such Original Revolving Loans are not converted into New Term Loans in accordance with Section 3 below. The “Extended Revolving Loan Commitment” of any Extended Revolving Loan Lender shall be the amount of its Original Revolving Credit Commitment (after giving effect to any conversion of such Extended Revolving Loan Lender’s Original Revolving Loans into New Term Loans) or such lesser amount as is determined by Credit Suisse Securities (USA) LLC and National City (collectively, the “Arrangers”) and the Company and notified to such Lender on or prior to the Second Restatement Effective Date. The amount of each Lender’s Extended Revolving Loan Commitment is set forth on Schedule A hereto. Notwithstanding anything herein or in the Existing Credit Agreement to the contrary, the aggregate principal amount of the Extended Revolving Loan Commitments shall be as determined by the Arrangers and the Company; provided that in no event shall the aggregate principal amount of the Extended Revolving Loan Commitments exceed the aggregate principal amount of the Original Revolving Loan Commitments (after giving effect to any conversion of such Extended Revolving Loan Lender’s Original Revolving Loans into New Term Loans) immediately prior to the Second Restatement Effective Date.
     (b) Each Extended Revolving Loan Lender shall make Extended Revolving Loan Commitments on the Second Restatement Effective Date by converting all or a portion of its Original Revolving Loan Commitments (after giving effect to any conversion of such Extended Revolving Loan Lender’s Original Revolving Loans into New Term Loans) to Extended Revolving Loan Commitments in an equal principal amount. The conversion undertakings of the Extended Revolving Loan Lenders are several and no such Extended Revolving Loan Lender shall be responsible for any other Extended Revolving Loan Lender’s failure to make by conversion any Extended Revolving Loan Commitments. The Borrowers will be required to make any payments to Original Revolving Loan Lenders under Section

4.4 of the Existing Credit Agreement in respect of the conversion of Existing Revolving Loan Loans on the Second Restatement Effective Date for Extended Revolving Loans.
     SECTION 3. New Term Loans.
     (a) Subject to the terms and conditions set forth herein, each New Term Loan Lender agrees to convert on the Second Restatement Effective Date the aggregate principal amount of its Original Revolving Loans set forth on Schedule B hereto into New Term Loans. The amount of Original Revolving Loans of each New Term Loan Lender to be converted into New Term Loans as set forth on Schedule B hereto shall be determined by the Arrangers and the Company and notified to such New Term Loan Lender on or prior to the Second Restatement Effective Date. Notwithstanding anything herein or in the Existing Credit Agreement to the contrary, the aggregate principal amount of Original Revolving Loans to be converted into New Term Loans shall be as determined by the Arrangers and the Company; provided that in no event shall the aggregate principal amount of the New Term Loans exceed the aggregate principal amount of the Original Revolving Loans immediately prior to the Second Restatement Effective Date and provided, further, that that no more than $100,000,000 in aggregate principal amount of all Original Revolving Loans may be converted into New Term Loans, unless the Administrative Agents and the Company shall otherwise agree. The conversion undertakings of the New Term Loan Lenders are several and no such New Term Loan Lender shall be responsible for any other New Term Loan Lender’s failure to make by conversion any New Term Loans. The Borrowers will be required to make any payments to New Term Loan Lenders under Section 4.4 of the Restated Credit Agreement in respect of the conversion of Original Revolving Loans on the Second Restatement Effective Date into New Term Loans.
     (b) All Borrowings of New Term Loans made on the Second Restatement Effective Date will have initial Interest Periods ending on the same dates as the Interest Periods applicable at such time to the Original Term Loans.
     SECTION 4. Agency Resignation, Waiver, Consent and Appointment.
     (a) As of the Second Restatement Effective Date (as defined below), (i) the Resigning Agent hereby resigns as the Revolving Loan Administrative Agent as provided under Section 9.4 of the Existing Credit Agreement and shall have no further obligations under the Loan Documents in such capacity; (ii) the Resigning Agent hereby relinquishes its rights to receive any further agency fees for acting as Revolving Loan Administrative Agent under the Loan Documents; (iii) the Required Lenders hereby appoint PNC Bank as successor Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents; (iv) the Company and Required Lenders hereby waive any notice requirement provided for under the Loan Documents in respect of such resignation or appointment; (v) the Company and Required Lenders hereby consent to the appointment of the Successor Agent; (vi) PNC Bank hereby accepts its appointment as Successor Agent; (vii) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Resigning Agent while it served as Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents and (viii) each party hereto agrees to execute any documentation reasonably necessary to evidence such succession.
     (b) The parties hereto hereby confirm that the Successor Agent succeeds to the rights and obligations of the Revolving Loan Administrative Agent under the Existing Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Revolving Loan Administrative Agent under each of the Loan Documents, and the Resigning Agent is discharged from all of its duties and obligations as Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents, in each case, as of the Second Restatement Effective Date.

     (c) The parties hereto hereby confirm that, as of the Second Restatement Effective Date, all of the provisions of the Existing Credit Agreement, including, without limitation, Article IX (The Agents), Section 10.3 (Payment of Costs and Expenses) and Section 10.4 (Indemnification) to the extent they pertain to the Resigning Agent, continue in effect for the benefit of the Resigning Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the Resigning Agent was acting as Revolving Loan Administrative Agent and inure to the benefit of the Resigning Agent.
     (d) The Resigning Agent hereby assigns to the Successor Agent each of the Liens and security interests granted to the Resigning Agent under the Loan Documents and the Successor Agent hereby assumes all such Liens, for its benefit and for the benefit of the Secured Parties.
     (e) Notwithstanding any provision herein to the contrary, nothing in this Section 4 shall alter, modify or amend the rights of the Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents (other than the resignation and appointment effected hereby), including, without limitation, any and all rights to compensation, reimbursement and indemnification and any and all liens for payments of such amounts. For the avoidance of doubt, and without limiting the previous sentence, the Company, the Signing Lenders and the Successor Agent acknowledge that, as of the Second Restatement Effective Date, (i) the Successor Agent shall be entitled to all rights of compensation, reimbursement and indemnification as the Revolving Loan Administrative Agent under the Existing Credit Agreement and the other Loan Documents and (ii) the Successor Agent shall not be individually liable for payment of any fees of counsel or consultants engaged by the Resigning Agent.
     (f) This Section 4 shall not constitute (i) a waiver by the Company, the Signing Lenders or the Successor Agent of any obligation or liability which the Resigning Agent may have incurred in connection with its services as Revolving Loan Administrative Agent under the Existing Credit Agreement or the other Loan Documents, nor (ii) an assumption by the Successor Agent of any liability of the Resigning Agent arising out of a breach by the Resigning Agent prior to the discharge of its duties under the Existing Credit Agreement or the other Loan Documents to which it is a party.
     (g) The effectiveness of this Section 4 is subject to (i) the receipt by the Administrative Agents of duly executed and delivered counterparts of this Agreement that, when taken together, bear the signatures of the Required Lenders and (ii) written notice, which shall be delivered at any time after the date hereof and on or prior to the Second Restatement Effective Date, from the Successor Agent to the Resigning Agent and the Company confirming the effectiveness of such resignation and appointment.
     SECTION 5. Conditions to Effectiveness. The effectiveness of this Agreement (other than Section 4 hereof), the obligations of each Extended Revolving Loan Lender to convert its Original Revolving Loans to Extended Revolving Loans and convert its Original Revolving Commitments to Extended Revolving Commitments, the obligations of each New Term Loan Lender to convert Original Revolving Loans into New Term Loans, and the amendment and restatement of the Existing Credit Agreement as the Restated Credit Agreement are subject to the satisfaction of the following conditions (the date on which such conditions are satisfied, the “Second Restatement Effective Date”):
     (a) The Administrative Agents shall have received duly executed and delivered counterparts of this Agreement that, when taken together, bear the signatures of (i) the Company, (ii) the Required Lenders, (iii) the Extended Revolving Loan Lenders and (iv) the New Term Loan Lenders.
     (b) The Administrative Agents shall have received evidence, in form and substance satisfactory to them, that the Company shall have consummated an issuance of common stock for aggregate gross cash proceeds in an amount not less than $150,000,000 (the “Equity Offering”).

     (c) The Administrative Agents shall have received a written opinion dated the Second Restatement Effective Date and addressed to the Agents and all Lenders, from Jones Day, legal counsel for the Company, in form and substance reasonably satisfactory to the Administrative Agents.
     (d) The Company shall have paid to the Revolving Loan Administrative Agent for the account of each Extended Revolving Loan Lender that has executed and delivered a signature page approving this Agreement on or before 5 p.m. (New York City time) on Thursday, October 22, 2009, a fee in an amount equal to 0.75% of the aggregate amount of such Extended Revolving Loan Lender’s Original Revolving Loan Commitments (whether used or unused) immediately prior to the Second Restatement Effective Date.
     (e) The Company shall have paid to the Term Loan Administrative Agent for the account of each Original Term Loan Lender that has executed and delivered a signature page approving this Agreement on or before 5 p.m. (New York City time) on Thursday, October 22, 2009, a fee in an amount equal to 0.25% of the aggregate amount of such Original Term Loan Lender’s Original Term Loans outstanding immediately prior to the Second Restatement Effective Date.
     (f) The Company shall have paid to the Administrative Agents all outstanding fees, costs and expenses owing to the Administrative Agents and their respective Affiliates as of such date, except that the Company shall pay the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agents within seven days following receipt of an invoice therefor and such payment shall not constitute a condition to the occurrence of the Second Restatement Effective Date.
     (g) The Administrative Agents shall have received the Affirmation and Consent, dated as of the Second Restatement Effective Date, duly authorized, executed, acknowledged and delivered by the Company and each Subsidiary Guarantor.
     (h) The Administrative Agents shall have received from the Company (i) a copy of a good standing certificate issued by the Secretary of State of the State of Ohio, dated as of a date reasonably close to the Second Restatement Effective Date, for the Company and (ii) a certificate, dated as of the Second Restatement Effective Date, duly executed and delivered by the Company’s Secretary or Assistant Secretary, managing member or general partner, as applicable as to:
     (i) resolutions of the Company’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing, to the extent relevant, all aspects of the Transaction applicable to such Person and the execution, delivery and performance of each Loan Document to be executed by such Person and the transactions contemplated hereby and thereby;
     (ii) the incumbency and signatures of those officers, managing member or general partner, as applicable, authorized to act with respect to each Loan Document to be executed by such Person; and
     (iii) the full force and validity of each Organic Document of such Person (and copies of all amendments thereof, if any, since the Closing Date).
     (i) The Administrative Agents shall have received a solvency certificate, dated as of the Second Restatement Effective Date and duly executed and delivered by the chief financial or accounting Authorized Officer of the Company, in form and substance satisfactory to the Administrative Agents, certifying that after giving pro forma effect to the Transaction, the Company and its Subsidiaries are Solvent.

     (j) The Administrative Agents shall have received the Second Restatement Effective Date Certificate, substantially in the form attached to the Restated Credit Agreement as Exhibit L, dated as of the Second Restatement Effective Date and duly executed and delivered by an Authorized Officer of the Company, in which certificate the Company shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Company in all material respects as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct in all material respects. All documents and agreements required to be appended to the Second Restatement Effective Date Certificate shall be in form and substance satisfactory to the Administrative Agents, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.
     (k) The Administrative Agents shall have received, for the account of each Extended Revolving Loan Lender or New Term Loan Lender that has requested a Note, such Lender’s Notes duly executed and delivered by an Authorized Officer of the Borrowers.
     (l) The Administrative Agents and Lenders shall have received such other documents, information or agreements regarding the Borrowers as either Administrative Agent or the Collateral Agent may reasonably request.
     (m) Each Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Agreement.
     SECTION 6. Miscellaneous.
     (a) Representations and Warranties.
     (i) To induce the other parties hereto to enter into this Agreement, the Company represents and warrants to each of the Lenders and the Administrative Agents that, as of the Second Restatement Effective Date:
(A)	This Agreement has been duly authorized, executed and delivered by the Company, and this Agreement and the Restated Credit Agreement, constitutes the Company’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(B)	The representations and warranties set forth in the Restated Credit Agreement and each other Loan Document are, in each case after giving effect to this Agreement, true and correct in all material respects on and as of the Second Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(C)	No Default has occurred and is continuing.
     (ii) Each of the Resigning Agent and the Successor Agent hereby represents and warrants on and as of the date hereof that it is legally authorized to enter into and has duly executed and delivered this Agreement.

     (b) Lender Authorization. Each Lender that executes and delivers this Agreement in any capacity authorizes and instructs the Administrative Agents and the Collateral Agent to enter into the Restated Credit Agreement and any and all additional agreements or documents contemplated hereunder or in the Restated Credit Agreement as the Administrative Agents or the Collateral Agent, as applicable, may deem necessary or advisable, on such Lender’s behalf.
     (c) Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
     (d) Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.
     (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     (f) Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile (or pdf or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Agreement.
     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     (h) Full Force and Effect; Limited Amendment.
     (i) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agents or the Collateral Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
     (ii) The parties hereto acknowledge and agree that (i) this Agreement and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Existing Credit Agreement as in effect prior to the Second Restatement Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Agreement; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.
     (i) Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

FERRO CORPORATION
By:	/s/John T. Bingle
	Name:	John T. Bingle
	Title:	Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Term Loan Administrative Agent
By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Director

[Signature Page to Amendment and Restatement and Resignation and Appointment Agreement]

NATIONAL CITY BANK, as Resigning Agent, Collateral Agent, Issuer and Swing Line Lender
By:	/s/ Robert S. Coleman
	Name:	Robert S. Coleman
	Title:	Senior Vice President
[Signature Page to Amendment and Restatement and Resignation and Appointment Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Successor Agent
By:	/s/ Peter M. Hilton
	Name:	Peter M. Hilton
	Title:	Executive Vice President

[Signature Page to Amendment and Restatement and Resignation and Appointment Agreement]

Name of Institution:

By
Name:
Title:

For any Lender requiring a second signature line:
By
Name:
Title:

[Signature Page to Amendment and Restatement and Resignation and Appointment Agreement]

Exhibit A
to Amendment and Restatement and Resignation and Appointment Agreement
Restated Credit Agreement
[Separately attached.]

Exhibit B
to Amendment and Restatement and Resignation and Appointment Agreement
Restated Exhibits and Schedules
[Separately attached.]

EXHIBIT A-1
[FORM OF] ORIGINAL REVOLVING LOAN NOTE

[$][€][¥][ ]	___, 20___
     FOR VALUE RECEIVED, [FERRO CORPORATION, an Ohio corporation][NAME OF DESIGNATED BORROWER], a [                    ] (the “Borrower”), promises to pay to the order of [Name of Lender] (the “Lender”) on the Stated Maturity Date the principal sum of [                    ] (1[$][€][¥][                    ]) or, if less, the aggregate unpaid principal amount of all Original Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among [Ferro Corporation, an Ohio corporation (the “Company”), as a borrower,][the Borrower,] the Designated Borrowers from time to time party thereto [(including the Borrower)], the various financial institutions and other Persons from time to time parties thereto (including the Lender), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent and Citigroup Global Markets, Inc. as the Syndication Agent. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
     Payments of both principal and interest are to be made in [Dollars][Euro][Yen] in same day or immediately available funds to the account designated by the Revolving Loan Administrative Agent pursuant to the Credit Agreement.
     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[1]	If the Company is the Borrower, the Original Revolving Loan must be denominated in Dollars. If a Designated Borrower is the Borrower, the Original Revolving Loan may be denominated in either Euros or Yen.

[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
By:
Name:
Title:

ORIGINAL REVOLVING LOANS AND PRINCIPAL PAYMENTS

Amount of
	Original Revolving Loan			Amount of Principal		Unpaid Principal
	Made			Repaid		Balance
	Alternate	LIBO	Interest	Alternate	LIBO	Alternate	LIBO		Notation
Date	Base Rate	Rate	Period	Base Rate	Rate	Base Rate	Rate	Total	Made By

EXHIBIT A-2
[FORM OF] EXTENDED REVOLVING LOAN NOTE

[$][€][¥][ ]	___, 20___
     FOR VALUE RECEIVED, [FERRO CORPORATION, an Ohio corporation][NAME OF DESIGNATED BORROWER], a [                    ] (the “Borrower”), promises to pay to the order of [Name of Lender] (the “Lender”) on the Stated Maturity Date the principal sum of [                    ] (1[$][€][¥][                    ]) or, if less, the aggregate unpaid principal amount of all Extended Revolving Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among [Ferro Corporation, an Ohio corporation (the “Company”), as a borrower,][the Borrower,] the Designated Borrowers from time to time party thereto [(including the Borrower)], the various financial institutions and other Persons from time to time parties thereto (including the Lender), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent and Citigroup Global Markets, Inc. as the Syndication Agent. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
     Payments of both principal and interest are to be made in [Dollars][Euro][Yen] in same day or immediately available funds to the account designated by the Revolving Loan Administrative Agent pursuant to the Credit Agreement.
     This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
     All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[1]	If the Company is the Borrower, the Extended Revolving Loan must be denominated in Dollars. If a Designated Borrower is the Borrower, the Extended Revolving Loan may be denominated in either Euros or Yen.

[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
By:
Name:
Title:

EXTENDED REVOLVING LOANS AND PRINCIPAL PAYMENTS

Amount of
	Extended Revolving Loan			Amount of Principal		Unpaid Principal
	Made			Repaid		Balance
	Alternate	LIBO	Interest	Alternate	LIBO	Alternate	LIBO		Notation
Date	Base Rate	Rate	Period	Base Rate	Rate	Base Rate	Rate	Total	Made By

EXHIBIT A-3
[FORM OF] ORIGINAL TERM LOAN NOTE

$	___, 20___
     FOR VALUE RECEIVED, FERRO CORPORATION, an Ohio corporation (the “Borrower”), promises to pay to the order of [NAME OF LENDER] (the “Lender”) on the Stated Maturity Date the principal sum of [                     DOLLARS ($                    )] or, if less, the aggregate unpaid principal amount of all Original Term Loans shown on the schedule attached hereto made (or continued) by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Designated Borrowers from time to time party thereto, the various financial institutions and other Persons from time to time parties thereto (including the Lender), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
     Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Term Loan Administrative Agent pursuant to the Credit Agreement.
     This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

FERRO CORPORATION

By:	Name:
Title:

2

ORIGINAL TERM LOANS AND PRINCIPAL PAYMENTS

	Amount of Original Term			Amount of Principal		Unpaid Principal
	Loan Made			Repaid		Balance
	Alternate	LIBO	Interest	Alternate	LIBO	Alternate	LIBO		Notation
Date	Base Rate	Rate	Period	Base Rate	Rate	Base Rate	Rate	Total	Made By

EXHIBIT A-4
[FORM OF] NEW TERM LOAN NOTE

$	___, 20___
     FOR VALUE RECEIVED, FERRO CORPORATION, an Ohio corporation (the “Borrower”), promises to pay to the order of [NAME OF LENDER] (the “Lender”) on the Stated Maturity Date the principal sum of [                     DOLLARS ($                    )] or, if less, the aggregate unpaid principal amount of all New Term Loans shown on the schedule attached hereto made (or continued) by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Designated Borrowers from time to time party thereto, the various financial institutions and other Persons from time to time parties thereto (including the Lender), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used in this Note, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.
     Payments of both principal and interest are to be made in Dollars in same day or immediately available funds to the account designated by the Term Loan Administrative Agent pursuant to the Credit Agreement.
     This Note is one of the Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable.
     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

FERRO CORPORATION

By:	Name:
Title:

2

NEW TERM LOANS AND PRINCIPAL PAYMENTS

	Amount of New Term			Amount of Principal		Unpaid Principal
	Loan Made			Repaid		Balance
	Alternate	LIBO	Interest	Alternate	LIBO	Alternate	LIBO		Notation
Date	Base Rate	Rate	Period	Base Rate	Rate	Base Rate	Rate	Total	Made By

EXHIBIT B-1
[FORM OF] BORROWING REQUEST
[Credit Suisse, Cayman Islands Branch,
     as Term Loan Administrative Agent
11 Madison Avenue
New York, NY 10010
Attention: Brian T. Caldwell]
[PNC Bank,
     as Revolving Loan Administrative Agent
PNC First Side Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention: Lisa Pierce]
[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
Ladies and Gentlemen:
     This Borrowing Request is delivered to you pursuant to Section 2.3 of the Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ferro Corporation, an Ohio corporation (the [“Borrower”][“Company”]), the Designated Borrowers from time to time party thereto [(including [NAME OF DESIGNATED BORROWER], a [                                         ] (the “Borrower”))], the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower hereby requests that a [Original Revolving Loan] [Extended Revolving Loan][Original Term Loan] [New Term Loan][Swing Line Loan] be made in the aggregate principal amount of [$][€][Y]                                           [(the Dollar Equivalent of which is equal to $                                           )] on                                            ___as a [Base Rate Loan] [LIBO Rate Loan having an Interest Period of [1][2][3][6] months].
     The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of the making of such Loans, and both before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
     The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the [Term Loan][Revolving Loan] Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the [Term Loan][Revolving Loan]

Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such Borrowing as if then made.
     Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to	Person to be Paid		Name, Address, etc.
be Transferred	Name	Account No.	Of Transferee Lender
[$][€][Y]

Attention:
[$][€][Y]

Attention:
[$][€][Y]

Attention:
Balance of such proceeds	The Borrower

Attention:

2

     IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this                      day of                                           ,                      .

[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
By
Name:
Title:

EXHIBIT C
[FORM OF] CONTINUATION/CONVERSION NOTICE
[Credit Suisse, Cayman Islands Branch,
     as Term Loan Administrative Agent
11 Madison Avenue
New York, NY 10010
Attention: Brian T. Caldwell]
[PNC Bank,
     as Revolving Loan Administrative Agent
PNC First Side Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention: Lisa Pierce]
[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
Ladies and Gentlemen:
     This Continuation/Conversion Notice is delivered to you pursuant to Section 2.4 of the Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ferro Corporation, an Ohio corporation (the [“Borrower”] [“Company”]), the Designated Borrowers from time to time party thereto [(including [NAME OF DESIGNATED BORROWER], a [                    ] (the “Borrower”))], the various financial institutions and other Persons from time to time parties thereto (the “Lenders”), Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent for the Secured Parties, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Borrower hereby requests that on                      ___,                     .
(1) [$][€][Y]                                          [(the Dollar Equivalent of which is equal to $                     )] of the presently outstanding principal amount of the [Original Revolving Loans][Extended Revolving Loans][Original Term Loans][New Term Loans][Alternate Currency Loans] originally made on                                          ___,                     , presently being maintained as [Base Rate Loans] [LIBO Rate Loans],
(2)	be [converted into] [continued as],

(3)	[LIBO Rate Loans having an Interest Period of [1][2][3][6] months][Base Rate Loans].

The Borrower hereby:

(a)	certifies and warrants that no Default has occurred and is continuing; and

(b) agrees that if prior to the time of the [continuation] [conversion] requested hereby any matter certified to herein by it will not be true and correct in all material respects at such time as if then made, it will immediately so notify the [Term Loan][Revolving Loan] Administrative Agent.
Except to the extent, if any, that prior to the time of the [continuation] [conversion] requested hereby the [Term Loan][Revolving Loan] Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct in all material respects at the date of such [continuation] [conversion] as if then made.

2

     IN WITNESS WHEREOF, the Borrower has caused this Continuation/Conversion Notice to be executed and delivered, and the certifications and warranties contained herein to be made, by its duly Authorized Officer this ___day of                     , ___.

[FERRO CORPORATION][NAME OF DESIGNATED BORROWER]
By
Name:
Title:

EXHIBIT D
[FORM OF] LENDER ASSIGNMENT AND ASSUMPTION AGREEMENT
                     __, 200__
     This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the [Term Loan][Revolving Loan] Administrative Agent as contemplated below the interest in and to all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto and represents the amount and the percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swing line loans, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor:

2. Assignee:	[, an Eligible Assignee][and is an Affiliate/Approved Fund of [identify Lender]1]

3. Borrowers:	Ferro Corporation, an Ohio corporation (the “Company”), and the Designated Borrowers from time to time party to the Credit Agreement

4. Administrative Agents:	Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, and PNC Bank, National Association, as the Revolving Loan Administrative Agent

5. Credit Agreement:	Second Amended and Restated Credit Agreement, dated as of [ ], 2009 (together with all amendments and other modifications, if any, from time to time thereafter made thereto), among the Borrowers, the Lenders parties thereto, the Administrative Agents, the Collateral Agent, the Documentation Agent and the Syndication Agent

6. Assigned Interest:

[1]	Select as applicable.

	Aggregate Amount of	Amount of
Commitment/Loans	Commitment/Loans for	Commitment/Loans	Percentage Assigned of
Assigned	all Lenders	Assigned	Commitment/Loans[3]
Original Revolving Loan	$	$	%
Extended Revolving Loan	$	$	%
Original Term Loan	$	$	%
New Term Loan	$	$	%

Effective Date:	, 20 ___
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Name:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Name:
Title:

Consented to and Accepted:4

[CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Term Loan Administrative Agent

By:
Name:
Title:
By:
Name:
Title:]

[3]	Set forth, to at least 9 decimals, as a percentage of the Loans of all Lenders thereunder.

[4]	Select as applicable.

[PNC BANK, NATIONAL ASSOCIATION,
as Revolving Loan Administrative Agent

By:
Name:
Title:]

[Consented to:][5]

[FERRO CORPORATION]

By	Name:
Title:]

[[ ],
as an Issuer

By	Name:
Title:]

[5]	To be added only if the consent of the Company and/or the Issuers are required by the terms of the Credit Agreement; provided that, to the extent permitted under the definition of Eligible Assignee, the Company’s consent is required for assignments of the Revolving Loan Commitment.

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     1.2 Assignee. The Assignee: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, on the basis of which it has made such analysis and decision independently and without reliance on the [Term Loan][Revolving Loan] Administrative Agent or any other Lender, and (v) if it is a Non-U.S. Lender, attached to this Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the [Term Loan][Revolving Loan] Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     2. Payments. From and after the Effective Date, the [Term Loan][Revolving Loan] Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and

Acceptance. This Assignment and Acceptance shall be deemed to be a contract made under, governed by, and construed in accordance with, the laws of the State of New York, including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

EXHIBIT E
[FORM OF] COMPLIANCE CERTIFICATE
FERRO CORPORATION
     This Compliance Certificate is delivered pursuant to Section 7.1.1 of the Second Amended and Restated Credit Agreement, dated as of [                    ], 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ferro Corporation, an Ohio corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Lenders, Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, PNC Bank, National Association, as the Revolving Loan Administrative Agent, National City Bank, as the Collateral Agent, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The Company hereby certifies, represents and warrants that, as of                      ___, 20___ (the “Computation Date”), no Default had occurred and was continuing.1 The Company hereby further represents and warrants that as of the Computation Date:
1. Financial Covenants:
     (a) The maximum Leverage Ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___ to 1.00. The actual Leverage Ratio was ___ to 1.00, as computed on Attachment I hereto, and, accordingly, the covenant [has][has not] been complied with.
     (b) The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date is ___ to 1.00. The actual Fixed Charge Coverage Ratio was ___ to 1.00, as computed on Attachment II hereto, and, accordingly, the covenant [has][has not] been complied with.
2. Subsidiaries: No Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate.2
[3. Excess Cash Flow: The Excess Cash Flow was $                    , as computed on Attachment III hereto.3]

[1]	If a Default has occurred, specify the details of such Default and the action that the Company or an Obligor has taken or proposes to take with respect thereto.

[2]	If a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, the Company must certify that such Subsidiary has complied with Section 7.1.8 of the Credit Agreement.

[3]	Use in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) of Section 7.1.1 of the Credit Agreement.

          IN WITNESS WHEREOF, the Company has caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein to be made on behalf of the Company, by the chief financial or accounting Authorized Officer of the Company as of                      , 20___.

FERRO CORPORATION
By
Name:
Title:

Attachment I
(to __/__/__ Compliance
Certificate)
LEVERAGE RATIO
as of the last day of the Fiscal Quarter ending on or
immediately preceding the Computation Date

1.	Total Debt: the outstanding principal amount of the following types of Indebtedness of the Company and its Subsidiaries as of the last day of the Fiscal Quarter ending on or immediately preceding the Computation Date (exclusive of intercompany Indebtedness between the Company and its Subsidiaries):

	(a)	all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments (which, in the case of the Loans, shall be deemed to equal the Dollar Equivalent (determined as of the most recent Revaluation Date) for any Loans denominated in an Alternate Currency)	$

	(b)	all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than any letter of credit obligations that are cash collateralized), whether or not drawn, and banker’s acceptances issued for the account of such Person (which, in the case of Letter of Credit Outstandings, shall be deemed to equal the Dollar Equivalent (determined as of the most recent Revaluation Date) for any Letter of Credit Outstandings denominated in an Alternate Currency)	$

	(c)	all monetary obligations of such Person and its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases, and for purposes of each Loan Document the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty (“Capitalized Lease Liabilities”)	$

	(d)	obligations arising under any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor (synthetic leases)	$

	(e)	all obligations (other than intercompany obligations) of such Person pursuant to any Permitted Receivables Program	$

	(f)	the stated value, or liquidation value if higher, of all Redeemable Stock of such Person	$

	(g)	(without duplication) any Contingent Liability in respect of Items 1(a) through l(f)	$

	(h)	The sum of Items 1(a) through 1(g)	$

2.	EBITDA as of the last day of the Fiscal Quarter ending on or immediately preceding the Computation Date and each of the three immediately preceding Fiscal Quarters:

	(a)	Net Income: the aggregate of all amounts (exclusive of all amounts in respect of (i) extraordinary gains and losses, (ii) whether or not extraordinary, gains and losses on asset sales and (iii) whether or not extraordinary, gains and losses resulting from the extinguishment of Indebtedness of the Company or any of its Subsidiaries) which would be included as net income on the consolidated financial statements of the Company and its Subsidiaries for such period	$

plus, to the extent deducted in determining Net Income:

	(b)	amounts attributable to amortization	$

	(c)	income tax expense	$

	(d)	the aggregate interest expense (both accrued and paid and net of interest income paid during the applicable period to the Company and its Subsidiaries) of the Company and its Subsidiaries for such period, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense (“Interest Expense”)	$

	(e)	depreciation of assets	$

	(f)	expenses incurred in connection with the Company’s accounting investigations and audit expenses[1]	$

	(g)	restructuring expenses (including expenses relating to modifications to the Company’s retirement programs)[2]	$

	(h)	restructuring expenses related to additional restructuring initiatives for the 2007, 2008 and 2009 Fiscal Years[3]	$

[1]	In an aggregate amount not to exceed $10,000,000 for each of the 2005 Fiscal Year and 2006 Fiscal Year, respectively, none of which remains available as of the Amendment No. 4 Effective Date.

[2]	In an aggregate amount not to exceed $30,000,000 in the aggregate for the 2006 and 2007 Fiscal Years, none of which remains available as of the Amendment No. 4 Effective Date.

(i)	restructuring expenses that are related to cost-savings initiatives related to additional restructuring initiatives for the 2009 and 2010 Fiscal Years[4]	$

(j)	non-cash pension expenses with respect to the 2009 Fiscal Year incurred in excess of cash contributions in connection with pension plans[5]	$

(k)	non-recurring fees, cash charges and other cash expenses paid in connection with the preparation, negotiation, approval, execution and delivery of Amendment No. 4. (including the fees and expenses of the consultant referred to in Section 7.1.14 of the Credit Agreement)	$

(l)	non-cash expenses incurred in connection with asset write-offs, including, but not limited to, goodwill impairments	$

(m)	if applicable, any swap or hedge breakage costs relating to interest rate swaps or hedges in effect on the Amendment No. 4 Effective Date (including, without limitation, any such costs incurred in connection with a prepayment of the Term Loans) to the extent any such costs do not constitute Interest Expense)	$

(n)	non-cash losses resulting from mark-to-market accounting treatment of interest rate hedging agreements	$

(o)	non-cash losses resulting from mark-to-market accounting treatment of metals owned by the Company as of the date of determination and recorded as assets on the consolidated balance sheet of the Company and its Subsidiaries	$

(p)	additional cash and non-cash restructuring expenses[6]	$

(q)	non-recurring fees, cash charges and other cash expenses paid in connection with or related to the preparation, negotiation, approval, execution and delivery of the amendment and restatement of the Existing Credit Agreement and the Equity Offering	$

(r)	all charges and associated expenses in connection with the refinancing, retirement or extinguishment of any Indebtedness, including initial issuance costs, prepayment penalties, swap breakage fees and write-off of deferred issuance fees	$

minus, to the extent added in determining Net Income:

(s)	non-cash gains resulting from mark- to-market accounting treatment of interest rate hedging agreements

(t)	non-cash gains resulting from mark- to-market accounting treatment of metals owned by the Company as of the date of determination and recorded as assets on the consolidated balance sheet of the Company and its Subsidiaries

[3]	In an amount not to exceed $30,000,000 in any such Fiscal Year or $45,000,000 in the aggregate for all such Fiscal Years , approximately $6,000,000 of which remains available as of September 30, 2008.

[4]	In an aggregate amount not to exceed $36,000,000 for the 2009 and 2010 Fiscal Years.

[5]	In an aggregate amount not to exceed $14,000,000 in such Fiscal Year.

[6]	In the event gross proceeds of the Equity Offering are greater than or equal to $175,000,000, cash restructuring expenses not to exceed $45,000,000 and in the event the gross proceeds of the Equity Offering are less than $175,000,000, cash restructuring expenses not to exceed $35,000,000 in the aggregate.

	(u)	TOTAL EBITDA: The sum of Items 2(a) through 2(r), minus the sum of Items 2(s) through 2(t)	$

3.	TOTAL LEVERAGE RATIO: ratio of Item 1(h) to Item 2(u)		: 1.00

Attachment II
(to __/__/__ Compliance
Certificate)
FIXED CHARGE COVERAGE RATIO
as of the last day of the Fiscal Quarter ending on or
immediately preceding the Computation Date

1.	EBITDA (see Item 2(u) of Attachment I)	$

2.	The aggregate amount of all expenditures of the Company and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures on the Company’s Consolidated Statement of Cash Flows (“Capital Expenditures”) [1]	$

3.	The sum (for the Fiscal Quarter ending on or immediately preceding the Computation Date and the three immediately preceding Fiscal Quarters) of2:	$

	(a) Interest Expense (refer to Item 2(d) of Attachment I for definition) actually paid in cash during such period (excluding (A) initial issuance costs paid in connection with Indebtedness incurred in respect of the Obligations, (B) any make-whole premium or Interest Expense payable in connection with the prepayment of Indebtedness under the 1998 Indenture, (C) if applicable, any swap or hedge breakage costs relating to interest rate swaps or hedges in effect on the Amendment No. 4 Effective Date (including, without limitation, any such costs incurred in connection with a prepayment of the Term Loans))	$

	(b) scheduled principal repayments of Indebtedness (other than Indebtedness issued under the Indentures) actually made during such period (including repayments of the Term Loans pursuant to clause (c) of Section 3.1.1 of the Credit Agreement (other than the final four scheduled payments of the Term Loans required pursuant to the last sentence of Section 3.1.1(c); provided that such exception shall not include amounts equal to 0.25% of the original principal amount of the Original Term Loans and the New Term Loans that are included in such final four scheduled payments), and excluding payments of the Term Loans made from the proceeds of the Equity Offering)	$

[1]	Up to $30,000,000 of Capital Expenditures in each of the 2007, 2008 and 2009 Fiscal Years, not to exceed $45,000,000 of Capital Expenditures in all such Fiscal Years, in each case as related to restructuring initiatives, shall be excluded from such calculation, approximately $10,000,000 of which remains available as of September 30, 2008.

[2]	Non-recurring fees, cash charges and other cash expenses paid in connection with or related to the preparation, negotiation, approval, execution and delivery of the amendment and restatement of the Existing Credit Agreement and the Equity Offering shall be excluded for the calculation of this Item 3.

	(c) finance expenses paid in connection with the Permitted Receivables Program during such period	$

	(d) Restricted Payments made by the Company during such period[3]	$

4.	Item 1 minus Item 2	$

5.	The sum of Items 3(a) through 3(d)	$

6.	FIXED CHARGE COVERAGE RATIO: the ratio of Item 4 to Item 5		__: 1.00

[3]	Calculate Restricted Payments made by the Company during the Fiscal Quarters ending on June 30, 2008, September 30, 2008 and December 31, 2008, on a pro forma basis as if the amount of each such Restricted Payment equals $221,000.

Attachment III
(to __/__/__ Compliance
Certificate)
EXCESS CASH FLOW
on the Computation Date

1.	EBITDA (see Item 2(u) of Attachment I)	$

2.	Interest Expense (refer to Item 2(d) of Attachment I for definition) actually paid in cash by the Company and its Subsidiaries	$

3.	scheduled and voluntary principal repayments, to the extent actually made, of Term Loans pursuant to clause (c) of Section 3.1.1 of the Credit Agreement	$

4.	all income Taxes actually paid in cash by the Company and its Subsidiaries	$

5.	Capital Expenditures (refer to Item 2 of Attachment II for definition) actually made by the Company and its Subsidiaries	$

6.	all Restricted Payments actually made by the Company in such period	$

7.	non-recurring fees, cash charges and other cash expenses paid by the Company and its Subsidiaries in connection with the preparation, negotiation, approval, execution and delivery of Amendment No. 4 (including the fees and expenses of the consultant referred to in Section 7.1.14 of the Credit Agreement)	$

8.	cash restructuring costs paid by the Company in such Fiscal Year that were added back in calculating EBITDA	$

9.	non-recurring fees, cash charges and other cash expenses paid in connection with or related to the preparation, negotiation, approval, execution and delivery of the amendment and restatement of the Existing Credit Agreement and the Equity Offering	$

10.	The sum of Items 2 through 9	$

11.	EXCESS CASH FLOW: Item 1 minus Item 10	$

EXHIBIT J
AFFIRMATION AND CONSENT
[                    ], 2009
Credit Suisse, Cayman Islands Branch,
     as Term Loan Administrative Agent
11 Madison Avenue
New York, NY 10010
PNC Bank,
      as Revolving Loan Administrative Agent
PNC First Side Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
-and-
Each of the Lenders party
to the Credit Agreement
referred to below
FERRO CORPORATION
Ladies and Gentlemen:
     This Affirmation and Consent (this “Affirmation and Consent”) is delivered to you pursuant to Section 5(g) of that certain Amendment and Restatement and Resignation and Appointment Agreement dated as of [                    ], 2009 (“Amendment Agreement”) among Ferro Corporation, an Ohio corporation (the “Company”), the Lenders party thereto, Credit Suisse, Cayman Islands Branch, as Term Loan Administrative Agent (in such capacity, the “Term Loan Administrative Agent”), and National City Bank, as resigning Revolving Loan Administrative Agent (in such capacity, the “Resigning Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and PNC Bank, National Association, as successor Revolving Loan Administrative Agent (in such capacity, the “Successor Agent”), amending and restating the Amended and Restated Credit Agreement dated as of June 8, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Existing Credit Agreement”; and as amended and restated pursuant to the terms of the Amendment Agreement or otherwise amended, restated, supplemented, waived or otherwise modified from time to time after the Second Restatement Effective Date, the “Credit Agreement”) among the Company, the Lenders, the Term Loan Administrative Agent, the Resigning Agent, the Collateral Agent, Keybank National Association, as Documentation Agent, and Citigroup Global Markets, Inc., as Syndication Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement or the Amendment Agreement, as applicable.
     By its signature below, each of the Obligors signatory hereto (each, a “Signatory”) hereby acknowledges, consents and agrees to the Credit Agreement and the Amendment Agreement.
     Each Signatory hereby reaffirms, as of the Second Restatement Effective Date, (a) the covenants and agreements made by such Signatory contained in each Loan Document to which it is a party, (b) with respect to each Signatory party to a Subsidiary Guaranty, its guarantee of payment of the Obligations pursuant to such Subsidiary Guaranty, and (c) with respect to each Signatory party to a Security

2

Agreement or a Mortgage, its pledges and other grants of Liens in respect of the Obligations pursuant to any such Loan Document, in each case, as such covenants, agreements and other provisions may be modified by the Amendment Agreement or the Credit Agreement.
     Each Signatory hereby represents and warrants that, immediately after giving effect to the Second Restatement Effective Date, each Loan Document, in each case as modified by Amendment Agreement or the Credit Agreement (where applicable), to which it is a party continues to be a legal, valid and binding obligation of the undersigned, enforceable against such party in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).
     Each Signatory hereby certifies that, on the Second Restatement Effective Date, immediately after giving effect to amendment and restatement of the Existing Credit Agreement:
(a)	the representations and warranties set forth in each Loan Document to which such Signatory is a party are, in each case, true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and

(b)	no Default has occurred and is continuing.
     Each Signatory further confirms that each Loan Document, in each case as modified by the Amendment Agreement or the Credit Agreement (where applicable), to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of Second Restatement Effective Date, all references in such Loan Documents to the “Credit Agreement”, “Loan Documents”, “thereunder”, “thereof”, or words of similar import shall mean the Credit Agreement and the other Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in Amendment Agreement.
     Each Signatory hereby acknowledges and agrees that the acceptance by the Administrative Agents and each Lender of this document shall not be construed in any manner to establish (or indicate) any course of dealing on any Administrative Agent’s or any Lender’s part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.
     This Affirmation and Consent is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement. This Affirmation and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     THIS AFFIRMATION AND CONSENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     This Affirmation and Consent may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same agreement. The parties hereto agree that delivery of an executed counterpart of a signature page to this Affirmation and Consent by facsimile (or .pdf or other electronic

3

transmission) shall be effective as delivery of an original executed counterpart of this Affirmation and Consent.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Affirmation and Consent as of the date first above written.

FERRO CORPORATION
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO ELECTRONIC MATERIALS INC.
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO PFANSTIEHL LABORATORIES, INC.
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO COLOR & GLASS CORPORATION
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO INTERNATIONAL SERVICES INC.
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO CHINA HOLDINGS INC.
By:
	Name:	John T. Bingle
	Title:	Treasurer

OHIO-MISSISSIPPI CORPORATION
By:
	Name:	John T. Bingle
	Title:	Treasurer

CATAPHOTE CONTRACTING COMPANY
By:
	Name:	John T. Bingle
	Title:	Treasurer

THE FERRO ENAMEL SUPPLY COMPANY
By:
	Name:	John T. Bingle
	Title:	Treasurer

FERRO FAR EAST, INC.
By:
	Name:	John T. Bingle
	Title:	Treasurer

Acknowledged and Agreed
as of the date first above written:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as the Term Loan Administrative Agent

By:
Name: William O’Daly
Title: Director

By:
Name: Ilya Ivashkov
Title: Associate

Acknowledged and Agreed
as of the date first above written:

PNC BANK, NATIONAL ASSOCIATION, as the Revolving Loan Administrative Agent

By:
Name: Peter M. Hilton
Title: Executive Vice President

EXHIBIT L
SECOND RESTATEMENT EFFECTIVE DATE CERTIFICATE
FERRO CORPORATION
[                    ], 2009
     This certificate is delivered pursuant to Section 5(j) of that certain Amendment and Restatement and Resignation and Appointment Agreement dated as of [                    ], 2009 (“Amendment Agreement”) among Ferro Corporation, an Ohio corporation (the “Company”), the Lenders party thereto, Credit Suisse, Cayman Islands Branch, as Term Loan Administrative Agent (in such capacity, the “Term Loan Administrative Agent”), and National City Bank, as resigning Revolving Loan Administrative Agent (in such capacity, the “Resigning Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”) and PNC Bank, National Association, as successor Revolving Loan Administrative Agent (in such capacity, the “Successor Agent”), amending and restating the Amended and Restated Credit Agreement dated as of June 8, 2007 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Existing Credit Agreement”; and as amended and restated pursuant to the terms of the Amendment Agreement or otherwise amended, restated, supplemented, waived or otherwise modified from time to time after the Second Restatement Effective Date, the “Credit Agreement”) among the Company, the Lenders, the Term Loan Administrative Agent, the Resigning Agent, the Collateral Agent, Keybank National Association, as Documentation Agent, and Citigroup Global Markets, Inc., as Syndication Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.
     The undersigned hereby certifies, represents and warrants, for and on behalf of the Company and its Subsidiaries, that, as of the Second Restatement Effective Date:
     1. Authority. The undersigned is an Authorized Officer of the Company and, in such capacity, is authorized and empowered to execute this certificate on behalf of the Company.
     2. Consummation of Transaction. All actions necessary to consummate the Transaction have been consummated and taken in accordance with all applicable law.
     3. Closing Fees, Expenses, etc. The Administrative Agents shall have received for their own account, or for the account of each other Person entitled thereto, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, if then invoiced, 10.3 of the Credit Agreement.
     4. Compliance with Warranties, No Default, etc. The following statements are true and correct:
     (a) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); and
     (b) no Default has occurred and is continuing.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed and delivered, and the certifications, representations and warranties contained herein to be made, by its Authorized Officer as of the date hereof.

FERRO CORPORATION
By:
	Name:	John T. Bingle
	Title:	Treasurer

SCHEDULE I
Disclosure Schedules to Second Amended and Restated Credit Agreement
* All previous disclosure schedules to the credit agreement and the amended and restated credit agreement are hereby incorporated into this document, except for the disclosure schedules that are amended and restated as set forth below.
ITEM 6.8 Existing Subsidiaries
Name of Subsidiary

Ferro China Holdings Inc	USA
Zibo Ferro Performance Materials Company, Limited (70%)	Peoples Republic of China
Ferro Electronic Materials Inc	USA
Ferro Finance Corporation	USA
Ferro Color & Glass Corporation	USA
Ferro Colores SA de CV	Mexico
Ferro International Services Inc	USA
Ferro Pfanstiehl Laboratories, Inc	USA
Ferro Pfanstiehl (Europe) Ltd.	United Kingdom
Ferro Argentina SA	Argentina
Minera Loma Blanca SA	Argentina
Procesadora de Boratos Argentinos SA	Argentina
Ferro Corporation (Australia) Pty Ltd	Australia
Ferro Enamel do Brasil Industria e Comercio Ltda.	Brazil
Ferro Industrial Products Ltd	Canada
ESFEL SA (19%)	Ecuador
Ferro Holding GmbH	Germany
Ferro GmbH	Germany
Ferro Magmalor GmbH	Germany
PT Ferro Mas Dinamika (95%)	Indonesia
Ferro Japan K.K	Japan
Ferro Far East Ltd	Hong Kong
Ferro Far East Company SDN, BHD	Malaysia
Ferro Mexicana SA de CV	Mexico
Ferro B.V	The Netherlands
Ferro (Belgium) Sprl	Belgium
FC France Acquisition Sarl	France
Ferro Couleurs France SA	France
PT Ferro Ceramic Colors Indonesia (59%)	Indonesia
PT Ferro Additives Asia (75.4%)	Indonesia
Ferro France Sarl	France
Ferro Services Sarl	France
Ferro Arnsberg GmbH iL	Germany
Ferro (Italia) SrL	Italy
Smaltochimica SrL (40%)	Italy
Ferro (Holland) BV	The Netherlands
Ferro Investments BV	The Netherlands
Ferro Industrias Quimicas (Portugal) Lda	Portugal
Ferro LLC	Russia
Ferro (Suzhou) Performance Materials Co. Ltd.	Peoples Republic of China
Ferro Taiwan Ltd	Republic of China
DC-Ferro Co., Ltd. (50%)	Republic of Korea
Ferro Spain SA	Spain
Gardenia-Quimica SA (36%)	Spain
Kerajet SA (19.99%)	Spain
Ferro (Thailand) Co. Ltd.	Thailand
Ferro Cerdec (Thailand) Co. Ltd (49%)	Thailand

Ferro de Venezuela CA (51%)	Venezuela
Ferro (Great Britain) Ltd	United Kingdom
Ferro Colours (UK) Ltd. (Dormant)	United Kingdom
Ferro Drynamels Limited (Dormant)	United Kingdom
Ferro Normandy Plastics Limited (Dormant)	United Kingdom
Midland Coatings Limited (Dormant)	United Kingdom
Ohio-Mississippi Corporation (Dormant)	USA
Cataphote Contracting Company (Dormant)	USA
The Ferro Enamel Supply Company (Dormant)	USA
Ferro Far East, Inc. (Dormant)	USA
ITEM 6.12 Environmental Matters
See attached.

Item 6.12 Environmental Disclosures

Estimated
Section	Location	Issue	Estimated Cost	Completion Date
6.12(i)	Niagara Falls, NY	Buried TENORM. When Cookson owned the site they buried some silica fume in back of the plant that contains TENORM. The landfill area has been of interest to NRC and NYDEC.	Not Known	Not Known

6.12(e)	Hammond, IN	CERCLIS list. One of the three land parcels (parking lot area) at the former Keil Chemical site is listed on CERCLIS because it has a landfill area created by Union Carbide when they owned the land. No clean up was required due to a low CERCLIS score.	Not Known	Not Known

6.12(e)	South Plainfield, NJ	CERCLIS list. This site was put on the CERCLIS list in 1993 and we don’t know why. Ferro sold this site in 2003 and went through a NJ ISRA investigation. After some limited remediation it met residential clean up criteria.	Not Known	Not Known

6.12(a),(d)	Castenheira, Portugal	Wastewater treatment. Need to upgrade wastewater treatment plant to meet discharge limitations during storm events, which hydraulically overload the current treatment system.	$360,000	Not Known

(6.12(a), (b), (d))	South Plainfield, NJ	Title V Air Permitting Compliance. The State of New Jersey has notified the Company of alleged non-compliance with the facility’s Title V operating permit. The New Jersey Department of Environmental Protection (NJDEP) informally alleged up to $1.9MM in liability for alleged violations of its Title V permit. The Company and NJDEP have been participating in discussions to resolve the issues. To date, no Complaint or Administrative Order & Notice of Civil Administrative Penalty Assessment have been filed or issued by the NJDEP. The Company expects to enter an Administrative Consent Order, which will be negotiated to resolve outstanding alleged Title V Operating Permit issues, including the penalty settlement. The NJDEP’s most recent informal penalty settlement offer is $400,000.	$400,000	Consent Order Finalized in Fourth Quarter 2009. Penalty paid in quarterly installments until 2010.

(6.12(a), (b), (d))	Bridgeport, NJ	The Company is in receipt of October 2008 correspondence from the Mid Atlantic Environmental Law Center on behalf of the New Jersey Environmental Federation (NJEF) communicating NJEF’s notice of intent to file a citizens’ suit under the Clean Water Act for alleged non-compliance with the facility’s New Jersey	Not Known	Not Known

				Estimated
Section	Location	Issue	Estimated Cost	Completion Date
		Pollution Discharge Elimination System permit. The violations alleged in the NJEF’s notice of intent stem from events at the facility that were previously resolved with the NJDEP through the payment of a civil penalty and entry into an administrative consent order requiring upgrades to the facility’s operations. The company responded to NJEF’s letter citing the resolution of the issues and other reasons why the NJEF’s claims are deficient.

(6.12 (b),(c))	Geelong, Australia	The Company is in receipt of a May 2008 Cleanup Notice from EPA Victoria indicating that the Geelong facility is being placed and Priority Sites Register due to alleged soil and groundwater contamination. The Cleanup Notice requires the Company to commission, conduct, and submit an approved environmental audit by February 28, 2009. The Company is then required to submit an Environmental Management Plan, consistent with recommendations of the Environmental Audit, by May 30, 2009. Site investigation is ongoing. The Company is in the process of pursuing other potentially responsible parties for any costs or work it may incur or have to conduct pursuant to the Cleanup Notice.	Not Known	Not Known

6.12(b),(c)	Rotterdam, Netherlands	Potential liability associated with remediation for site. The Company believes that any soil/groundwater issues at the site were the result of historic operations (a former gas works) prior to Ferro’s purchase. The company is in the process of selling the facility and the Company expects to transfer potential liability to the buyer upon closing of the transaction.	Not Known	Not Known

6.12(b),(c)	Maasdam, Netherlands	Closed site where Ferro ceased operation in the 1980s. The Government alleged contamination and filed legal action whereby a Lien was placed on the Company’s Uden facility for an amount up to €1.36M. The Lien is permitted pursuant to 7.2.3(m). Technical reports to support Ferro’s position that most contamination was caused by prior owner. Ferro and government are completing a settlement for €125,000.	€125,000.	Fourth Quarter 2009.

6.12(b),(c)	Sao Bernardo, Brazil	Ferro closed the site but retained ownership of a portion of the property for which remediation may be necessary. The company has sought and is awaiting approval of the remediation plan. Additional investigation is proceeding.	$920K	Not Known

6.12(a),(d)	Newport, United Kingdom	New effluent limits in the site’s discharge permit require an upgrade to the site’s biological treatment plant for Ferro and Solutia generated wastewater prior to discharge. Costs of upgrades to be split by Ferro and Solutia. Construction of the plant is in progress and the balance of the remaining financial commitment is estimated to be $500K. Construction and start-up is complete.	$500,000	2009

Summary of Superfund Site Liabilities and Environmental Reserves
Active Ferro Sites

					Changes in the
Site	Issue	Description	Reserve	Comments	Reserve Amount
Hammond	Groundwater contamination	Under a 1993 consent order with IDEM, a subsurface investigation study revealed groundwater contamination that will be required to be cleaned up in the future.	$2,900,000	In January 2007 we met with Dover (current site operator) to review the proposed groundwater treatment system. We will need to work closely with Dover during the installation to minimize its impact on their ongoing operations. In March 2007 the Remediation Work Plan was completed and submitted to IDEM that includes the treatability testing results, risk assessment showing the preliminary remediation objectives (PRO), and proposed groundwater treatment system. The Company and IDEM modified the workplan and the revised workplan was approved by IDEM on November 17, 2008. The Company is in the process of implementing the workplan and provides quarterly project status updates to IDEM.	No change.

Various	Superfund Sites	The Company has been a party in several current and former Superfund Sites. The largest Superfund exposure was the WDIG Site. Ferro has resolved liability for this site but is still a party at several other Superfund Sites	$350,000	Ongoing.	No change.

Metallica		(Powder Coatings Sale)

					Changes in the
Site	Issue	Description	Reserve	Comments	Reserve Amount
Arnsberg	Soil contamination	Former USTs may have contaminated soil	$100,000	Site had contamination issues. No claims or ascertains received from buyer to date.	No change.

SCHEDULE II
PERCENTAGES;
LIBOR OFFICE;
DOMESTIC OFFICE

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
National City Bank 1900 East Ninth Street Cleveland, OH 44114 Facsimile No.: (216) 222-9396 Attention: Robert S. Coleman	National City Bank 1900 East Ninth Street Cleveland, OH 44114	National City Bank 1900 East Ninth Street Cleveland, OH 44114	0.0000000000%	4.7878846837%	18.3333333333%	18.3333333333%

Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010-3629 Facsimile No.: (212) 325-8321 Attention: Brian T. Caldwell	Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010-3629	Credit Suisse, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010-3629	0.0000000000%	3.0387424128%	13.3333333333%	13.3333333333%

PNC Bank, National Association Address on file with Revolving Loan Administrative Agent	PNC Bank, National Association Address on file with Revolving Loan Administrative Agent	PNC Bank, National Association Address on file with Revolving Loan Administrative Agent	0.0000000000%	0.4029564575%	2.9277576667%	2.9277576667%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
KeyBank National Association 127 Public Square, 6th Floor Cleveland, Ohio 44114 Facsimile No.: (216) 689-4649 Attention: Brian Fox	KeyBank National Association 127 Public Square, 6th Floor Cleveland, Ohio 44114	KeyBank National Association 127 Public Square, 6th Floor Cleveland, Ohio 44114	0.0000000000%	1.1111111211%	10.0000000000%	10.0000000000%

Citicorp North America, Inc. 388 Greenwich Street, 21st floor New York, NY 10013 Facsimile No.: (646) 291-1817 Attention: Daniel H. Gouger	Citicorp North America, Inc. 388 Greenwich Street, 21st floor New York, NY 10013	Citicorp North America, Inc. 388 Greenwich Street, 21st floor New York, NY 10013	0.0000000000%	1.2446257286%	9.0722423333%	9.0722423333%

JPMorgan Chase Bank, N.A. One Oxford Centre 301 Grant Street, Suite 1100 Facsimile No.: (312) 385-7096 Attention: Shawuana Simmons	JPMorgan Chase Bank, N.A. One Oxford Centre 301 Grant Street, Suite 1100	JPMorgan Chase Bank, N.A. One Oxford Centre 301 Grant Street, Suite 1100	0.0000000000%	0.0000000000%	11.6666666667%	11.6666666667%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
Bank of America, N.A. Address on file with Revolving Loan Administrative Agent and Term Loan Administrative Agent	Bank of America, N.A. Address on file with Revolving Loan Administrative Agent and Term Loan Administrative Agent	Bank of America, N.A. Address on file with Revolving Loan Administrative Agent and Term Loan Administrative Agent	0.0000000000%	2.4939096449%	6.6666666667%	6.6666666667%

Fifth Third Bank 600 Superior Avenue East Cleveland, OH 44114 Facsimile No.: (216) 274-5507 Attention: Roy C. Lanctot	Fifth Third Bank 600 Superior Avenue East Cleveland, OH 44114	Fifth Third Bank 600 Superior Avenue East Cleveland, OH 44114	0.0000000000%	0.0000000000%	10.0000000000%	10.0000000000%

U.S. Bank National Association Address on file with Revolving Loan Administrative Agent and Term Loan Administrative Agent	U.S. Bank National Association Address on file with Revolving Loan Administrative Agent	U.S. Bank National Association Address on file with Revolving Loan Administrative Agent	0.0000000000%	1.6467766948%	6.6666666667%	6.6666666667%

RBS Citizens, National Association Address on file with Revolving Loan Administrative Agent and Term Loan Administrative Agent	RBS Citizens, National Association Address on file with Revolving Loan Administrative Agent	RBS Citizens, National Association Address on file with Revolving Loan Administrative Agent	0.0000000000%	0.0000000000%	6.6666666667%	6.6666666667%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
FirstMerit Bank, N.A. 101 West Prospect Avenue, Suite 350 Cleveland, OH 44115 Facsimile No.: (216) 802-6514 Attention: Jonathan M. Isaacs	FirstMerit Bank, N.A. 101 West Prospect Avenue, Suite 350 Cleveland, OH 44115	FirstMerit Bank, N.A. 101 West Prospect Avenue, Suite 350 Cleveland, OH 44115	0.0000000000%	0.2222222387%	4.6666666667%	4.6666666667%

Highland Capital Management, L.P. Address on file with Term Loan Administrative Agent	Highland Capital Management, L.P. Address on file with Term Loan Administrative Agent	Highland Capital Management, L.P. Address on file with Term Loan Administrative Agent	0.0000000000%	21.7063285064%	0.0000000000%	0.0000000000%

Credit Suisse Alternative Investments Address on file with Term Loan Administrative Agent	Credit Suisse Alternative Investments Address on file with Term Loan Administrative Agent	Credit Suisse Alternative Investments Address on file with Term Loan Administrative Agent	0.0000000000%	21.3675026472%	0.0000000000%	0.0000000000%

Eaton Vance Management Address on file with Term Loan Administrative Agent	Eaton Vance Management Address on file with Term Loan Administrative Agent	Eaton Vance Management Address on file with Term Loan Administrative Agent	0.0000000000%	9.5691077821%	0.0000000000%	0.0000000000%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
Metropolitan Life Insurance Company Address on file with Term Loan Administrative Agent	Metropolitan Life Insurance Company Address on file with Term Loan Administrative Agent	Metropolitan Life Insurance Company Address on file with Term Loan Administrative Agent	0.0000000000%	3.1435132705%	0.0000000000%	0.0000000000%

Deerfield Capital Management LLC Address on file with Term Loan Administrative Agent	Deerfield Capital Management LLC Address on file with Term Loan Administrative Agent	Deerfield Capital Management LLC Address on file with Term Loan Administrative Agent	0.0000000000%	3.9670205420%	0.0000000000%	0.0000000000%

Sankaty Advisors, LLC Address on file with Term Loan Administrative Agent	Sankaty Advisors, LLC Address on file with Term Loan Administrative Agent	Sankaty Advisors, LLC Address on file with Term Loan Administrative Agent	0.0000000000%	4.3702434440%	0.0000000000%	0.0000000000%

Seneca Capital Address on file with Term Loan Administrative Agent	Seneca Capital Address on file with Term Loan Administrative Agent	Seneca Capital Address on file with Term Loan Administrative Agent	0.0000000000%	0.6891549410%	0.0000000000%	0.0000000000%

First Commonwealth Bank Address on file with Term Loan Administrative Agent	First Commonwealth Bank Address on file with Term Loan Administrative Agent	First Commonwealth Bank Address on file with Term Loan Administrative Agent	0.0000000000%	4.9551967486%	0.0000000000%	0.0000000000%

TriState Capital Bank Address on file with Term Loan Administrative Agent	TriState Capital Bank Address on file with Term Loan Administrative Agent	TriState Capital Bank Address on file with Term Loan Administrative Agent	0.0000000000%	3.3564505247%	0.0000000000%	0.0000000000%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
McDonnell Investment Management, LLC Address on file with Term Loan Administrative Agent	McDonnell Investment Management, LLC Address on file with Term Loan Administrative Agent	McDonnell Investment Management, LLC Address on file with Term Loan Administrative Agent	0.0000000000%	0.0861443745%	0.0000000000%	0.0000000000%

Morgan Stanley Investment Management Inc. Address on file with Term Loan Administrative Agent	Morgan Stanley Investment Management Inc. Address on file with Term Loan Administrative Agent	Morgan Stanley Investment Management Inc. Address on file with Term Loan Administrative Agent	0.0000000000%	2.6666666368%	0.0000000000%	0.0000000000%

The PrivateBank & Trust Company Address on file with Term Loan Administrative Agent	The PrivateBank & Trust Company Address on file with Term Loan Administrative Agent	The PrivateBank & Trust Company Address on file with Term Loan Administrative Agent	0.0000000000%	2.6561527374%	0.0000000000%	0.0000000000%

Travelers Insurance Co. Address on file with Term Loan Administrative Agent	Travelers Insurance Co. Address on file with Term Loan Administrative Agent	Travelers Insurance Co. Address on file with Term Loan Administrative Agent	0.0000000000%	1.0959151891%	0.0000000000%	0.0000000000%

Fortis Bank SA/NV, New York Branch Address on file with Term Loan Administrative Agent	Fortis Bank SA/NV, New York Branch Address on file with Term Loan Administrative Agent	Fortis Bank SA/NV, New York Branch Address on file with Term Loan Administrative Agent	0.0000000000%	1.3303464520%	0.0000000000%	0.0000000000%

			ORIGINAL		EXTENDED
NAME AND			REVOLVING	ORIGINAL TERM	REVOLVING	NEW TERM
NOTICE ADDRESS		DOMESTIC	LOAN	LOAN	LOAN	LOAN
OF LENDER	LIBOR OFFICE	OFFICE	COMMITMENT	COMMITMENT	COMMITMENT	COMMITMENT
Lufkin Advisors Address on file with Term Loan Administrative Agent	Lufkin Advisors Address on file with Term Loan Administrative Agent	Lufkin Advisors Address on file with Term Loan Administrative Agent	0.0000000000%	0.6666666816%	0.0000000000%	0.0000000000%

Linden Capital LP Address on file with Term Loan Administrative Agent	Linden Capital LP Address on file with Term Loan Administrative Agent	Linden Capital LP Address on file with Term Loan Administrative Agent	0.0000000000%	1.7228873525%	0.0000000000%	0.0000000000%

Arbiter Partners Address on file with Term Loan Administrative Agent	Arbiter Partners Address on file with Term Loan Administrative Agent	Arbiter Partners Address on file with Term Loan Administrative Agent	0.0000000000%	0.3241633056%	0.0000000000%	0.0000000000%

Frontfour Master Fund Address on file with Term Loan Administrative Agent	Frontfour Master Fund Address on file with Term Loan Administrative Agent	Frontfour Master Fund Address on file with Term Loan Administrative Agent	0.0000000000%	0.3445774705%	0.0000000000%	0.0000000000%

Amida Capital Management Address on file with Term Loan Administrative Agent	Amida Capital Management Address on file with Term Loan Administrative Agent	Amida Capital Management Address on file with Term Loan Administrative Agent	0.0000000000%	1.0337324115%	0.0000000000%	0.0000000000%

SCHEDULE IV
FOREIGN SUBSIDIARIES

Zibo Ferro Performance Materials Company, Limited (70%)*	Peoples Republic of China
Ferro Colores S.A. de C.V**	Mexico
Ferro Argentina SA	Argentina
Ferro Corporation (Australia) Pty Ltd	Australia
Ferro Enamel do Brasil Industria e Comercio Ltda.	Brazil
Ferro Industrial Products Ltd	Canada
Ferro Holding GmbH	Germany
PT Ferro Mas Dinamika (95%)	Indonesia
Ferro Japan K.K	Japan
Ferro Far East Ltd	Hong Kong
Ferro Mexicana SA de CV	Mexico
Ferro (Suzhou) Performance Materials Co. Ltd.	Peoples Republic of China
Ferro Taiwan Ltd	Taiwan
Ferro Spain SA	Spain
Ferro (Thailand) Co. Ltd.	Thailand
Ferro de Venezuela CA (51%)	Venezuela
Ferro (Great Britain) Ltd	United Kingdom
Ferro BV	(Netherlands)
Ferro LLC	Russia

*	Subsidiary of Ferro China Holdings Inc.
**	Subsidiary of Ferro Color & Glass Corporation

Schedule A
to Amendment and Restatement and Resignation and Appointment Agreement

Extended Revolving Loan Lenders	Extended Revolving Loan Commitments
National City Bank	$36,666,666.68
PNC Bank	$5,855,515.33
Credit Suisse, Cayman Islands Branch	$26,666,666.67
JPMorgan Chase Bank, N.A.	$23,333,333.33
Fifth Third Bank	$20,000,000.00
Keybank	$20,000,000.00
Citibank	$18,144,484.67
Bank of America	$13,333,333.33
RBS Citizens	$13,333,333.33
U.S. Bank	$13,333,333.33
First Merit Bank, N.A.	$9,333,333.33
TOTAL
TOTAL	$200,000,000.00
TOTAL

Schedule B
to Amendment and Restatement and Resignation and Appointment Agreement

New Term Loan Lenders	New Term Loans
National City Bank	$18,333,333.32
PNC Bank	$2,927,757.67
Credit Suisse	$13,333,333.33
JPMorgan Chase Bank	$11,666,666.67
Fifth Third Bank	$10,000,000.00
Keybank	$10,000,000.00
Citibank	$9,072,242.33
Bank of America	$6,666,666.67
RBS Citizens	$6,666,666.67
US Bank	$6,666,666.67
First Merit	$4,666,666.67
TOTAL
TOTAL	$100,000,000.00
TOTAL